UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

KAYAK Software Corporation

(Exact name of registrant as specified in its charter)

Delaware	001- 35604	54-2139807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 North Water Street, Suite 1 Norwalk, CT 06854	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 899-3100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 21, 2013, KAYAK Software Corporation (“KAYAK”) completed the merger contemplated by the Agreement and Plan of Merger (“Merger Agreement”), dated as of November 8, 2012, among KAYAK, priceline.com Incorporated (“priceline.com”), and Produce Merger Sub, Inc. (“Merger Sub”). Under the terms of the Merger Agreement, KAYAK has merged with and into Merger Sub, a wholly owned subsidiary of priceline.com, with Merger Sub continuing as the surviving corporation. Merger Sub has been renamed “KAYAK Software Corporation” (the “Surviving Corporation”). The Merger Agreement and the transactions contemplated thereby, including the merger, were approved by KAYAK’s board of directors and by its stockholders at a special meeting of the stockholders held on March 4, 2013.

At the effective time of the merger (the “Effective Time”) each outstanding share of KAYAK’s Class A and Class B common stock (collectively, the “KAYAK Common Stock”) was converted into the right to receive either (A) $40.00 in cash (the “Cash Consideration”) or (B) 0.05728 shares of priceline.com common stock (the “Stock Consideration”), in each case subject to the pro ration mechanism provided in the Merger Agreement, which operated to ensure that, overall, approximately 33 percent of the shares of KAYAK Common Stock outstanding at the Effective Time were converted into the right to receive the Cash Consideration and approximately 67 percent of the shares of KAYAK Common Stock outstanding at the Effective Time were converted into the right to receive the Stock Consideration.

Additionally, at the Effective Time, each outstanding and unexercised option to purchase a share of KAYAK Common Stock was converted automatically into an option to acquire shares of priceline.com common stock based on a conversion ratio provided for in the Merger Agreement. At the Effective Time, each outstanding KAYAK restricted stock unit (“RSU”) accelerated in full and was cancelled and entitled its holder to receive a cash amount equal to the cash consideration of $41.40 per RSU.

In connection with the merger, priceline.com issued approximately 1,519,717 shares of common stock and paid an aggregate of approximately $522.4 million in cash to the former KAYAK stockholders. Priceline.com funded the cash portion of the purchase price through cash on hand.

The foregoing summary of the transactions contemplated by the Merger Agreement thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to KAYAK’s Form 8-K filed with the Securities and Exchange Commission on November 9, 2012, which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2013, in connection with the completion of the merger, KAYAK notified The NASDAQ Stock Market LLC (“NASDAQ”) that the merger had been completed, and requested that trading of KAYAK’s Class A common stock on NASDAQ be suspended prior to the opening of trading on May 21, 2013. In addition, on May 21, 2013, KAYAK requested that NASDAQ file with the Securities and Exchange Commission an application on Form 25 to delist KAYAK’s Class A common stock from NASDAQ and deregister KAYAK’s Class A common stock under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). KAYAK intends to file a certificate on Form 15 requesting that KAYAK’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the merger, the directors of Merger Sub immediately prior to the Effective Time became the directors of the Surviving Corporation. In connection with the merger, each of Daniel Stephen Hafner, Paul M. English, Joel E. Cutler, Terrell B. Jones, Michael Moritz, Hendrik W. Nelis, Brian H. Sharples, and Gregory S. Stanger ceased to be members of KAYAK’s board of directors.

Also in connection with the completion of the merger, the officers of KAYAK at the Effective Time shall continue in such capacity as the officers of the Surviving Corporation following the Effective Time.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, KAYAK merged with and into Merger Sub with Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of priceline.com. The certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time became the certificate of incorporation of the Surviving Corporation, except that Article I of the certificate of incorporation was amended to read in its entirety as follows: “The name of the Corporation is KAYAK Software Corporation.” The bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation.

Item 8.01.	Other Events.

On May 21, 2013, KAYAK and priceline.com issued a joint press release announcing the closing of the merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to Current Report on Form 8-K filed on November 9, 2012, incorporated by reference).

99.1	Joint Press Release, dated May 21, 2013, of KAYAK Software Corporation and priceline.com Incorporated announcing the closing of the merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYAK SOFTWARE CORPORATION
(Registrant)

Date: May 21, 2013

/s/ Melissa Reiter Birge
(Signature)
	Name:	Melissa Reiter Birge
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of November 8, 2012, by and among KAYAK Software Corporation, priceline.com Incorporated and Produce Merger Sub, Inc. (filed as exhibit 2.1 to Current Report on Form 8-K filed on November 9, 2012, incorporated by reference).

99.1	Joint Press Release, dated May 21, 2013, of KAYAK Software Corporation and priceline.com Incorporated announcing the closing of the merger.